Exhibit 10.12

TANGOE, INC.

EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Eighth Amended and Restated Investor Rights Agreement (the “Agreement”), dated as of July 28, 2008, is entered into by and among Tangoe, Inc., a Delaware corporation (the “Company”), and the individuals and entities listed on Exhibit A attached hereto (the “Purchasers”).  This Agreement amends and restates that certain Seventh Amended and Restated Investor Rights Agreement dated as of March 9, 2007 among the Company and the investors listed on Exhibit A thereto.

WHEREAS, the Company and certain purchasers listed therein have entered into a Series F Convertible Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act (as defined below), (ii) certain Purchasers’ right of first refusal with respect to certain issuances of securities of the Company, and (iii) certain covenants of the Company;

WHEREAS, the Company and certain of the Purchasers are parties to the Seventh Amended and Restated Investors’ Right Agreement dated as of March 9, 2007 (the “Prior Agreement”);

WHEREAS, the Prior Agreement may be amended with the written consent of the Company and Purchasers, including Edison Venture Fund IV, L.P. and Edison Venture Fund IV SBIC, L.P (together, “Edison”).  North Atlantic Venture Fund III, L.P. and North Atlantic SBIC IV, L.P. (together “North Atlantic”).  Sevin Rosen Fund VI L.P., Sevin Rosen Fund VI Affiliates L.P., Sevin Rosen Bayless Management Company L.P., Sevin Rosen Fund VIII L.P. and Sevin Rosen Fund VIII Affiliates L.P. (together, “Sevin Rosen”), holding Shares representing at least 67% of the voting power of all Shares held by Purchasers; provided that any amendment, termination or waiver of the terms of Section 3 (or a defined term used therein) shall instead require the written consent of the Company and Qualified Purchasers, including Edison, North Atlantic and Sevin Rosen, holding shares representing at least 67% of the voting power of all Shares then held by Qualified Purchasers;

WHEREAS, the undersigned Purchasers represent at least 67% of the voting power of all Shares held by Purchasers and the Qualified Purchasers, including Edison, North Atlantic and Sevin Rosen;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.                                      Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Available Undersubscription Amount” means the difference between the total of all of the Basic Amounts available for purchase by Qualified Purchasers pursuant to Section 3.1 and the Basic Amounts subscribed for pursuant to Section 3.1.

“Basic Amount” means, with respect to a Qualified Purchaser, its pro rata portion of the Offered Securities determined by multiplying the number of Offered Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock then held by such Qualified Purchaser (giving effect to the conversion into or exercise or exchange for Common Stock of all Shares and Warrants then held by such Qualified Purchaser) and the denominator of which is the total number of shares of Common Stock then held by all of the Qualified Purchasers (giving effect to the conversion into Common Stock of all Shares and Warrants then held by all of the Qualified Purchasers).

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Sale” means: (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Company Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a Company Subsidiary in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation more than 50% by voting power of the capital stock of or ownership interest in (A) the surviving or resulting entity or (B) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; or (b) the sale, in a single transaction or series of related transactions, (i) by the Company of all or substantially all the assets of the Company (except where such sale is to a wholly owned subsidiary of the Company) or (ii) by the stockholders of the Company of more than 50% by voting power of the then-outstanding capital stock of the Company.

“Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more that 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Confidential Information” means any information that is labeled as confidential, proprietary or secret which a Purchaser obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Purchaser pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder.

“Edison” means Edison Venture Fund IV, L.P. and Edison Venture Fund IV SBIC, L.P.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.

“Founder” means each of (i) Gary Martino, (ii) Albert Subbloie and (iii) Charles Gamble (together, the “Founders”).

“Indemnified Party” means a party entitled to indemnification pursuant to Section 2.5.

“Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.5.

“Independent Director” means any member of the Board of Directors of the Company who is not an employee of the Company or an employee, partner or member of any holder of Shares or of shares of the Common Stock of the Company.

“Initial Public Offering” means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

“Initiating Holders” means the Purchasers initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

“IGC” means Investor Growth Capital Limited and Investor Group, L.P., together with their Affiliates.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of March 1, 2007 by and among Traq Wireless, Inc., Orange Acquisition Corp. and the Company.

“North Atlantic” means North Atlantic Venture Fund III, L.P. and North Atlantic SBIC IV, L.P., together with their Affiliates.

“Notice of Acceptance” means a written notice from a Purchaser to the Company containing the information specified in Section 3.1(b).

“Offer” means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).

“Offered Securities” means (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company.

“Other Holders” means holders of securities of the Company (other than Purchasers) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

“Prior Agreement” has the meaning ascribed to it in the recitals hereto.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser” has the meaning ascribed to it in the introductory paragraph hereto.

“Qualified Purchaser” means a Purchaser that is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

“Refused Securities” means those Offered Securities as to which a Notice of Acceptance has not been given by the Qualified Purchasers pursuant to Section 3.1.

“Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Shares, (b) any other shares of Common Stock owned by the Purchasers or its transferees, (c) any shares of Common Stock issued or issuable upon the exercise of the Warrants and (d) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.  Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall be calculated as if all Shares and Warrants held by such holders have been fully converted, exercised or exchanged for Registrable Shares.

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected to represent all Selling Stockholders).

“Restated Certificate” means the Company’s Amended and Restated Certificate of Incorporation as of the date hereof, as such may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under the Securities Act of 1933, as they each may, from time to time, be in effect.

“Selling Stockholder” means any Purchaser owning Registrable Shares included in a Registration Statement.

“Series 1 Preferred Stock” means shares of Series 1 Convertible Preferred Stock, par value $.0001 per share, of the Company

“Series 1 Holders” means those stockholders who received Series 1 Preferred Stock under the terms of the Merger Agreement.

“Series 2 Preferred Stock” means shares of Series 2 Convertible Preferred Stock, par value $.0001 per share, of the Company

“Series 2 Holders” means those stockholders who received Series 2 Preferred Stock under the terms of the Merger Agreement.

“Series A Holders” means those stockholders who purchased Series A Preferred Stock under the terms of those certain Series A Convertible Securities Purchase Agreements dated December 6, 2000 and February 25, 2002, respectively.

“Series A Preferred Stock” means shares of Series A Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Series B Holders” means those stockholders who purchased Series B Preferred Stock under the terms of that certain Series B Convertible Stock Purchase Agreement dated August 7, 2002.

“Series B Preferred Stock” means shares of Series B Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Series C Holders” means those stockholders who purchased Series C Preferred Stock under the terms of that certain Series C Convertible Stock Purchase Agreement dated February 6, 2004.

“Series C Preferred Stock” means shares of Series C Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Series D Holders” means those stockholders who purchased Series D Preferred Stock under the terms of that certain Series D Convertible Stock Purchase Agreement dated March 28, 2005.

“Series D Preferred Stock” means shares of Series D Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Series D1 Holders” means those stockholders who purchased Series D Preferred Stock under the terms of that certain Series D Convertible Stock Purchase Agreement dated December 29, 2005, which Series D Preferred Stock were previously exchanged for Series D1 Preferred Stock.

“Series D1 Preferred Stock” means shares of Series D1 Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Series E Holders” means those stockholders who purchased Series E Preferred Stock under the terms of that certain Series E Convertible Preferred Stock Purchase Agreement dated August 14, 2006.

“Series E Preferred Stock” means shares of Series E Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Series F Holders” means those stockholders who purchased Series F Preferred Stock under the terms of the Purchase Agreement.

“Series F Preferred Stock” means shares of Series F Convertible Preferred Stock, par value $.0001 per share, of the Company.

“Sevin Rosen” means, collectively, Sevin Rosen Fund VI L.P., Sevin Rosen Fund VI Affiliates L.P., Sevin Rosen Bayless Management Company L.P., Sevin Rosen Fund VIII L.P. and Sevin Rosen Fund VIII Affiliates L.P.

“Shares” means the shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series 1 Preferred Stock and Series 2 Preferred Stock.

“Undersubscription Amount” means, with respect to a Qualified Purchaser, any additional portion of the Offered Securities attributable to the Basic Amounts of other Qualified Purchasers as such Qualified Purchaser indicates it will purchase or acquire should the other Qualified Purchasers subscribe for less than their Basic Amounts.

“Warrants” means (i) those warrants to purchase Common Stock of the Company issued to the Purchasers pursuant to the terms of the Series A Purchase Agreements dated December 6, 2000 and February 25, 2002; (ii) that certain warrant to purchase Series B Preferred Stock issued to Comerica Bank, pursuant to the Loan and Security Agreement dated March 28, 2003, between the Company and Comerica Bank; (iii) that certain warrant to purchase Series C Preferred Stock issued to Comerica Bank, pursuant to the Third Amendment and Waiver to Loan and Security Agreement dated March 30, 2004, between the Company and Comerica Bank; (iv) that certain warrant to purchase Series D Preferred Stock issued to Comerica Bank, pursuant to the Fourth Amendment and Waiver to Loan and Security Agreement dated March 28, 2005, between the Company and Comerica Bank; (v) that certain warrant to purchase Common Stock of the Company issued to the Bank of Southern Connecticut on November 17, 2005, in connection with the Loan Agreement of the same date; (vi) that certain warrant to purchase Common Stock of the Company to be issued to Albert Subbloie, Jr., and dated as of November

17, 2005; (vii) those warrants to purchase Common Stock of the Company issued to the Investors party to the Securities Purchase Agreement dated May 23, 2006; (viii) that certain warrant to purchase Series 1 Preferred Stock of the Company held by Comerica Incorporated and assumed by the Company pursuant to the Merger Agreement; (ix) that certain warrant to purchase Series 2 Preferred Stock of the Company held by Venture Lending & Leasing IV, Inc. and assumed by the Company pursuant to the Merger Agreement; (x) that certain warrant to purchase Series 2 Preferred Stock of the Company held by Venture Lending & Leasing IV, Inc. and assumed by the Company pursuant to the Merger Agreement; (xi) that certain warrant to purchase Series E Preferred Stock issued to Orix Venture Finance LLC on March 9, 2008, in connection with the Loan and Security Agreement of the same date; (xii) that certain warrant to purchase Common Stock issued to Clifton Myers Enterprises, Inc. on March 12,2008; and (viii) that certain warrant to purchase Series F Preferred Stock issued to Orix Venture Finance LLC on July 25, 2008, in connection with the Limited Consent and First Amendment to Loan Agreement of the same date.

2.                                      Registration Rights.

2.1                               Required Registrations.

(a)                                 At any time after six months after the closing of the Initial Public Offering, (i) Edison may request, in writing, that the Company effect the registration on Form S-l or Form S-2 (or any successor form) covering at least 20% of the Registrable Shares owned by Edison, or any lesser percentage if the aggregate value of the offering is at least $5,000,000 (based on the market price or fair value on the date of such request), (ii) North Atlantic may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) covering at least 20% of the Registrable Shares owned by North Atlantic, or any lesser percentage if the aggregate value of the offering is at least $5,000,000 (based on the market price or fair value on the date of such request), (iii) Sevin Rosen may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) covering at least 20% of the Registrable Shares owned by Sevin Rosen, or any lesser percentage if the aggregate value of the offering is at least $5,000,000 (based on the market price or fair value on the date of such request) and (iv) IGC may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) covering at least 20% of the Registrable Shares owned by IGC, or any lesser percentage if the aggregate value of the offering is at least $5,000,000 (based on the market price or fair value on the date of such request).

(b)                                 At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Purchaser or Purchasers holding Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the public market price on the date of such request).

(c)                                  Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Purchasers.  Such Purchasers shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration those Registrable Shares as such Purchasers may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d).  Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

(d)                                 If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c).  In such event, (i) the right of any other Purchaser to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Purchaser’s participation in such underwriting on the terms set forth herein, and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Purchasers materially greater than the obligations of the Purchasers pursuant to Section 2.5.  The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed.  If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting.  If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Purchasers requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be.  If any Purchaser would thus be entitled to include more Registrable Shares than such Purchaser requested to be registered, the excess shall be allocated among other requesting Purchasers pro rata in the manner described in the preceding sentence.

(e)                                  The Company shall not be required to effect more than one registration pursuant to each of subsections 2.1(a)(i), (ii), (iii) and (iv).  In addition, the Company shall not be required to effect any registration within six months after the effective date of the Registration Statement relating to the Initial Public Offering.  For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Purchasers after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4).  For purposes of this Section 2.1(e), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, less than 50% of the total number of Registrable Shares that Edison, North Atlantic, Sevin Rosen, IGC or Purchasers, as the case may be, have requested to be included in such Registration Statement are so included.

(f)                                   If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

2.2                               Incidental Registration.

(a)                                 Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such filing, give written notice to all Purchasers of its intention to do so.  Upon the written request of a Purchaser or Purchasers given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Purchaser.

(b)                                 If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to Section 2.2(a).  In such event, (i) the right of any Purchaser to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Purchaser’s participation in such underwriting on the terms set forth herein and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company; provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Purchasers materially greater than the obligations of the Purchasers pursuant to Section 2.5.  If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting.  If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than Purchasers and Other Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Purchasers and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a); provided, further, that, unless such registration is in connection with the Company’s Initial Public Offering, the number of Registrable Shares permitted to be included therein shall in any event be at least 50% of the securities included therein (based on aggregate market values).  If any Purchaser or Other Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Purchasers and Other Holders pro rata in the manner described in the preceding sentence.

2.3                               Registration Procedures.

(a)                                 If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i)                                     file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii)                                  as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 6 months from the effective date or such lesser period until all such Registrable Shares are sold;

(iii)                               as expeditiously as possible, furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

(iv)                              as expeditiously as possible, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(v)                                 as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vi)                              promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

(vii)                           promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii)                        as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(ix)                                as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b)                                 If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company.  The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

(c)                                  In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 12-month period.

2.4                                 Allocation of Expenses.  The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

2.5                                 Indemnification and Contribution.

(a)                                  In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

(b)                                 In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors, officers, employees and agents, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

(c)                                  Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure.  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party.  The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)                                 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.5(d).  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e)                                  The rights and obligations of the Company and the Selling Stockholders under this Section 2.5 shall survive the termination of this Agreement.

2.6                                 Other Matters with Respect to Underwritten Offerings.  In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters and the Selling Stockholders with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters and the Selling Stockholders with respect to the Registration Statement.

2.7                                 Information by Holder.  Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8                                 “Lock-Up” Agreement; Confidentiality of Notices.

(a)                                  Each Purchaser, if requested by the Company and the managing underwriter of the Initial Public Offering, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company (excluding securities acquired in the Initial Public Offering or in the public market after such offering) held by such Purchaser for a period of 180 days following the effective date of the Registration Statement for the Initial Public Offering (subject to extension for a period of up to 17 days if requested by the Company and its underwriters to accommodate customary regulatory restrictions); provided, however, that all stockholders of the Company then holding at least 1% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

(b)                                 The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period.

(c)                                  As a condition to the obligation of the Purchasers under this Section 2.8, the Company agrees to use its reasonable best efforts to ensure that the “lock-up” obligation of the Purchasers under this Section 2.8, and any agreement entered into by the Purchasers as a result of their obligations under this Section 2.8, shall (i) allow for periodic early releases of portions of the securities subject to such “lock-up” obligations, which may be conditioned upon the trading price of the Company’s Common Stock and (ii) provide that all Purchasers will participate on a pro-rata basis in any early release of any stockholder.

(d)                                 Any Purchaser receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.9                                 Limitations on Subsequent Registration Rights.  The Company shall not, without the prior written consent of Purchasers holding at least 67% of the Registrable Shares then held by all Purchasers, including the written consent of Edison, North Atlantic, Sevin Rosen and IGC, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Purchasers are not more favorable than the rights granted to Other Holders under Section 2.2, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Purchasers are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by Purchasers and such holders, provided that the Company may grant to a purchaser of at least 5,000,000 shares of convertible preferred stock (on an as-converted to Common Stock basis) (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of the filing of the Restated Certificate) demand registration rights on terms equivalent to those granted to Edison, North Atlantic, Sevin Rosen and IGC with the written consent of a majority of the Registrable Shares then held by all Purchasers.

2.10                           Rule 144 Requirements.  After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

(a)                                  make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

(b)                                 use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)                                  furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself by virtue of any similar rule or regulation of the Commission allowing that holder to sell any such securities without registration.

2.11                           Termination, All of the Company’s obligations to register Registrable Shares under Sections 2.1 and 2.2 shall terminate upon the earlier of (i) two years after the closing of the Initial Public Offering or (ii) the date on which no Purchaser holds any Registrable Shares.

3.                                       Pre-Emptive Right.

3.1                                 Rights of Purchasers to Acquire Offered Securities.

(a)                                  The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1.  The Company shall deliver to each Qualified Purchaser an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Purchaser that is a Qualified Purchaser (A) such Qualified Purchaser’s Basic Amount and (B) such Qualified Purchaser’s Under subscription Amount.

(b)                                 To accept an Offer, in whole or in part, a Qualified Purchaser must deliver to the Company, on or prior to the date 30 days after the date of delivery of the Offer, a Notice of Acceptance providing a representation letter certifying that such Qualified Purchaser is an accredited investor within the meaning of Rule 501 under the Securities Act and indicating the portion of the Qualified Purchaser’s Basic Amount that such Qualified Purchaser elects to purchase and, if such Qualified Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Qualified Purchaser elects to purchase.  If the Basic Amounts subscribed for by all Qualified Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Qualified Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Qualified Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Qualified Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

(c)                                  The Company shall have 90 days from the expiration of the period set forth in Section 3.1 (b) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

(d)                                 In the event the Company shall propose to sell less than all the Refused Securities, then each Qualified Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Qualified Purchaser elected to purchase pursuant to Section 3.1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Qualified Purchasers pursuant to Section 3.l(b) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Qualified Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Qualified Purchasers in accordance with Section 3.1(a).

(e)                                  Upon (i) the closing of the issuance, sale or exchange of all or less than all of the Refused Securities or (ii) such other date agreed to by the Company and Qualified Purchasers who have subscribed for a majority of the Offered Securities subscribed for by the Qualified Purchasers, such Qualified Purchaser or Purchasers shall acquire from the Company and the Company shall issue to such Qualified Purchaser or Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) if any of the Qualified Purchasers has so elected, upon the terms and conditions specified in the Offer.

(f)                                    The purchase by the Qualified Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Qualified Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Qualified Purchasers and their respective counsel.

(g)                                 Any Offered Securities not acquired by the Qualified Purchasers or other persons in accordance with Section 3.1(c) may not be issued, sold or exchanged until they are again offered to the Qualified Purchasers under the procedures specified in this Agreement.

(h)                                 The rights of the Qualified Purchasers under this Section 3.1 shall not apply to:

(i)                                     the issuance of any Shares pursuant to the Purchase Agreement;

(ii)                                  the issuance of any shares of Common Stock as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of

Common Stock or any reclassification, recapitalization, reorganization or similar events affecting the Common Stock;

(iii)                               the issuance of any shares of Common Stock upon conversion of the Shares or exercise of Warrants;

(iv)                              the issuance of up to 21,428,102 shares of Common Stock or options with respect thereto (subject in either case to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of the filing of the Restated Certificate), issued or issuable to employees, directors or officers of, or consultants to, the Company or any of its subsidiaries pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company and by a majority of the members of the Board of Directors who are not employees of the Company or a Company Subsidiary whether issued before or after the filing of the Restated Certificate (it being understood that any shares subject to options that expire or terminate unexercised or any restricted stock repurchased by the Company shall not be counted towards the maximum number set forth in this clause (iv) unless and until regranted or reissued pursuant to any such plan, agreement or arrangement);

(v)                                 the issuance of capital stock of the Company in connection with (i) an acquisition of substantially all of the stock or assets of any other entity (whether by merger or consolidation) or (ii) a strategic partnership, joint venture or similar transaction, in each case approved by the Board of Directors of the Company, including the directors elected by the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the Series D Preferred Stock and the Series D1 Preferred Stock, voting together as a single class, the holders of Series 1 Preferred Stock and Series 2 Preferred Stock, voting together as a single class, the holders of Series E Preferred Stock and the holders of the Series F Preferred Stock; or

(vi)                              the issuance of shares of Common Stock by the Company in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.

(i)                                     Notwithstanding anything to the contrary in this Agreement, no Qualified Purchaser shall have any rights under this Section 3.1 unless such Qualified Purchaser owns at least one and one-half percent (1.5%) of the Company’s outstanding Common Stock on a fully diluted basis.  For purposes of this Section 3.1(i), (A) a Qualified Purchaser shall be deemed to own all common stock that such Qualified Purchaser has the right to acquire through the exercise of any option, warrant or right (excluding any right of first refusal) or the conversion of a convertible security (whether or not currently exercisable) and (B) all Common Stock not outstanding which any securityholder of the Company has the right to acquire from the Company pursuant to outstanding warrants, options, rights (excluding any right of first refusal) or conversion privileges (whether or not currently exercisable) shall be deemed to be outstanding for the purpose of computing the percentage of the Common Stock owned by each Qualified Purchaser.

3.2                                 Termination.  This Section 3 shall terminate upon the earlier of the closing of a Company Sale or the closing of an Initial Public Offering.

4.                                       Covenants.

4.1                                 Negative Covenants; Consent of all Shares.  So long as any Shares are outstanding, the Company shall not, without prior written consent of the holders of (i) at least 67% of the Shares, acting together as a single class, (ii) at least 50% of the shares of Series E Preferred Stock then outstanding, (iii) at least 50% of the shares of Series F Preferred Stock then outstanding and (iv) a majority of the shares of Series 1 Preferred Stock and Series 2 Preferred Stock then outstanding, acting together as a single class:

(a)                                  amend or repeal (in each case, by amendment, merger, consolidation or otherwise) any provision of, or add any provision to, the Restated Certificate, or Bylaws if such action would change or adversely affect the rights, preference or privileges of the Shares, provided that the authorization or issuance of an additional series of convertible preferred stock of the Company, including, without limitation, with rights, preferences or privileges that are pari passu or senior to the Shares, shall not be deemed an action that would change or adversely affect the rights, preferences or privileges of the Shares;

(b)                                 declare or pay any dividend or make any distribution on its capital stock (other than dividends on Common Stock payable solely in Common Stock and other than dividends payable on Preferred Stock pursuant to the Restated Certificate) or permit any Company Subsidiary to declare or pay any dividend or make any distribution (other than dividends or distributions payable solely to the Company); and

(c)                                  except for the Company’s repurchase of Common Stock, Series A Preferred Stock, Series 1 Preferred Stock and/or Series 2 Preferred Stock at a purchase price of no more than $1.06 per share and up to a maximum of $5,000,000 in the aggregate, which repurchase shall take place prior to July 25, 2009 (the “Repurchase”), apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly (including through a Company Subsidiary), or otherwise, of any shares of its capital stock (other than (i) redemptions of Preferred Stock in accordance with the terms of the Restated Certificate and (ii) repurchases of Common Stock at cost upon termination of employment or service).

4.2                                 Negative Covenants; Consent of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series 1 Preferred Stock and Series 2 Preferred Stock.  So long as any shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series 1 Preferred Stock and Series 2 Preferred Stock are outstanding, the Company shall not without the prior written consent of the holders of not less than a majority of the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series 1 Preferred Stock and Series 2 Preferred Stock, voting together as a class:

(a)                                  pledge any of the assets (including intellectual property) of the Company except for a security interest on the Company’s assets granted to (i) Comerica Bank- California, (ii) The Bank of Southern Connecticut, (iii) certain Investors party to that certain Securities Purchase Agreement dated as of May 23, 2006 and (iv) ORIX Venture Finance LLC pursuant to that certain Limited Consent and First Amendment to Loan and Security Agreement dated as of July 25, 2008; or

(b)                                 authorize, designate or issue any capital stock of the Company (including, without limitation, any class of stock having any right, preference or priority superior to the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series 1 Preferred Stock or Series 2 Preferred Stock), provided, that this right shall not apply to any of the following:

(i)                                     the issuance of any shares of Common Stock as a stock dividend to holders of Common Stock or upon the occurrence of any subdivision, combination reclassification, recapitalization reorganization or similar events;

(ii)                                  the issuance of any shares of Common Stock upon conversion of any outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred, Series F Preferred Stock, Stock, Series 1 Preferred Stock or Series 2 Preferred Stock;

(iii)                               the issuance of any shares of Common Stock upon exercise of any Warrant;

(iv)                              the issuance of up to 21,428,102 shares of Common Stock or options with respect thereto (subject in either case to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of the filing of the Restated Certificate), issued or issuable to employees, directors or officers of, or consultants to, the Company or any of its subsidiaries pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company and by a majority of the members of the Board of Directors who are not employees of the Company or a Company Subsidiary whether issued before or after the filing of the Restated Certificate (it being understood that any shares subject to options that expire or terminate unexercised or any restricted stock repurchased by the Company shall not be counted towards the maximum number set forth in this clause (iv) unless and until regranted or reissued pursuant to any such plan, agreement or arrangement);

(v)                                 the issuance of capital stock of the Company in connection with (A) an acquisition of substantially all of the stock or assets of any other entity (whether by merger or consolidation) or (B) a strategic partnership, joint venture or similar transaction, in each case approved by the Board of Directors of the Company, including by the directors designated by the Series B Holders, Series C Holders, Series D Holders and Series D1 Holders, voting together as a single class, by the directors designated by the Series 1 Holders and Series 2 Holders, voting together as a single class, by the director designated by the Series E Holders and by the director designated by the Series F Holders;

(vi)                              the issuance of shares of Common Stock by the Company in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act; and

(vii)                           the acquisition, directly or indirectly (including through a Company Subsidiary), of all or substantially all of the properties, assets or stock of any other company or entity.

4.3                                 Negative Covenants; Consent of Holders of Shares.

(a)                                  So long as any shares of Series D Preferred Stock and Series D1 Preferred Stock are outstanding:

(i)                                     the Company shall not, without the prior written consent of the holders of not less than 67% of the then outstanding shares of Series D Preferred Stock and Series D1 Preferred Stock, voting together as a single class, amend the terms of the Series D Preferred Stock and the Series D1 Preferred Stock if (1) such amendment would have an adverse effect on the rights and preferences of the Series D Preferred Stock and the Series D1 Preferred Stock in a substantially similar manner, and (2) the rights and preferences of the Series B Preferred Stock and the Series C Preferred Stock would not be adversely affected in a substantially similar manner by amending their respective terms at the same time as the amendment to the Series D Preferred Stock and the Series D1 Preferred Stock.

(ii)                                  the Company shall not, without the prior written consent of the holders of not less than 67% of the then outstanding shares of Series D Preferred Stock or Series D1 Preferred Stock, as applicable, each voting separately as an individual class, amend the terms of the Series D Preferred Stock or the Series D1 Preferred Stock if (1) such amendment would have an adverse effect on the rights and preferences of the Series D Preferred Stock or the Series D1 Preferred Stock, but not both, and (2) the rights and preferences of the Series B Preferred Stock and the Series C Preferred Stock would not be adversely affected in a substantially similar manner by amending their respective terms at the same time as the amendment to the Series D Preferred Stock or the Series D1 Preferred Stock, as applicable.

(b)                                 So long as any shares of Series E Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than 50% of the then outstanding shares of Series E Preferred Stock, voting as a separate class, amend (by amendment, merger, consolidation or otherwise) the terms of the Series E Preferred Stock if such amendment would have an adverse effect on the rights and preferences of the Series E Preferred Stock.

(c)                                  So long as any shares of Series F Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than 50% of the then outstanding shares of Series F Preferred Stock) voting as a separate class, (i) amend the terms of the Series F Preferred Stock if such amendment would have an adverse effect on the rights and preferences of the Series F Preferred Stock or (ii):

(1)                                  purchase in the Repurchase from any employee of the Company more than 15% of the aggregate number of Shares and shares of Common Stock held by such employee (including common stock issuable upon the exercise of options) calculated on an as-converted basis;

(2)                                  purchase in the Repurchase any Shares or shares of Common Stock at a price per share greater than $1.06;

(3)                                  use the proceeds of the sale of the Series F Preferred Stock pursuant to the Purchase Agreement other than in accordance with Section 2.2 of the Purchase Agreement, including, to the extent that the aggregate purchase price of Shares and shares of Common Stock purchased in the Repurchase totals less than $5,000,000, the balance of such $5,000,000 allocated in Section 2.2 of the Purchase Agreement to the Repurchase;

(4)                                  repurchase any Shares or shares of Common Stock from William Marsh other than as part of the Repurchase;

(5)                                  purchase in the Repurchase any shares of capital stock unless such shares are canceled upon purchase; or

(6)                                  reissue any Shares or shares of Common Stock that were purchased in the Repurchase.

(d)                                 So long as any shares of Series 1 Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than 50% of the then outstanding shares of Series 1 Preferred Stock, voting as a separate class, amend the terms of the Series 1 Preferred Stock if such amendment would have an adverse effect on the rights and preferences of the Series 1 Preferred Stock.

(e)                                  So long as any shares of Series 2 Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than 50% of the then outstanding shares of Series 2 Preferred Stock, voting as a separate class, amend the terms of the Series 2 Preferred Stock if such amendment would have an adverse effect on the rights and preferences of the Series 2 Preferred Stock.

4.4                                 Affirmative Covenants.  So long as any Shares are outstanding, the Company covenants and agrees that it will perform and observe the following covenants and provisions and will cause each Company Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Company Subsidiary:

(a)                                  Payment of Taxes and Trade Debt.  Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a lien or charge upon any properties of the Company or a Company Subsidiary, other than those which are being contested in good faith if the Company shall have set aside on its books and shall have provided, in accordance with generally accepted accounting principles, adequate reserves with respect thereto; and pay in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to its operations, except such as are being contested in good faith if the Company shall have set aside on its books and shall have provided, in accordance with generally accepted accounting principles, appropriate reserves with respect thereto.

(b)                                 Maintenance of Insurance.  Maintain with responsible and reputable insurance companies or associations, insurance in such amounts and covering such risks as the Company reasonably deems advisable and maintain directors and officers insurance in such amounts and covering such individuals as the holders of Preferred Stock reasonably deem advisable.  The Company has as of the date hereof or shall within sixty (60) days of the date hereof use commercially reasonable efforts to obtain from financially sound and reputable insurers directors and officers errors and omissions insurance in an amount of at least $5,000,000.

(c)                                  Preservation of Corporate Existence.  Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required, unless the failure to so qualify does not and will not have a material and adverse effect on the business, operations or financial condition of the Company; and preserve and maintain all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it as are reasonably necessary or advisable for it to conduct its business.

(d)                                 Compliance with Laws.  Comply with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise, except non- compliance being contested in good faith through appropriate proceedings so long as the Company shall have set up and funded sufficient reserves, if any, required under generally accepted accounting principles with respect to such items.

(e)                                  Keeping of Records and Books of Account.  Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection within its business shall be made.

(f)                                    Maintenance of Properties, etc.  Maintain and preserve all of its properties that the Company reasonably deems necessary or useful in the proper conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder.

4.5                                 Inspection and Observation.  The Company shall permit each Purchaser, during the Company’s normal business hours, to visit and inspect the Company’s properties, to examine and make copies of its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Purchaser (including such rights to inspection as may be required for any Purchaser who is an SBIC licensed by the Small Business Administration); provided, however, that the Company shall not be obligated pursuant to this Section 4.5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information (unless covered by a reasonable and enforceable confidentiality agreement, in form reasonably acceptable to the Company) or which, if so provided, would adversely affect the attorney-client privilege between the Company and its counsel.

4.6                                 Financial Statements and Other Information.

(a)                                  The Company shall deliver, (i) so long as Edison remains a stockholder of the Company, to Edison, (ii) so long as North Atlantic remains a stockholder of the Company, to North Atlantic, (iii) so long as any of the Series E Preferred Stock remains outstanding, to each Series E Holder, (iv) so long as IGC remains a stockholder of the Company, to IGC, (v) so long Sevin Rosen remains a stockholder of the Company, to Sevin Rosen, and (vi) to each other Purchaser (upon such other Purchaser’s request):

(i)                                     within five months after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Board of Directors (or a committee thereof), and prepared in accordance with generally accepted accounting principles consistently applied; provided that, notwithstanding the foregoing, the audited balance sheet of and audited statements of income and of cash flows of the Company for the year ended December 31, 2007 will be delivered no later than September 15, 2008;

(ii)                                  within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter along with a narrative on performance and outlook; and

(iii)                               within 30 days after the end of each month, an unaudited balance sheet of the Company and unaudited statements of income and cash flows of the Company for the month ended, including a comparison to the Company’s projections for such month.

(b)                                 The Company shall deliver to (i) each Purchaser owning not less than 1,000,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events), (ii) to each Series E Holder, so long as any of the Series E Preferred Stock remains outstanding and (iii) to each Series F Holder, so long as any of the Series F Preferred Stock remains outstanding:

(i)                                     as soon as available, but in any event prior to the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year, as well as a cash flow statement and a profit and loss statement;

(ii)                                  such other notices, information and data with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

(iii)                               with reasonable promptness, such other information and data as such Purchaser may from time to time reasonably request.

(c)                                  The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries.  The financial statements delivered pursuant to clause (ii) and (iii) of paragraph (a) and clause (i) of paragraph (b) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

4.7                                 SBIC Information Rights and Related Covenants.

(a)                                  The Company shall provide to any Purchaser that is licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Company (an “SBIC Investor”) and the SBA with access to its books and records for the purpose of confirming the use of the proceeds of such financing and for all other purposes required by the SBA.

(b)                                 The Company shall provide to each SBIC Investor such financial and other information as each SBIC Investor may from time to time reasonably request to enable it to comply with the provisions of 13 C.F.R. Section 107.620(b)(l), and such information shall be certified by the Company’s President, Chief Executive Officer, Treasurer or Chief Financial Officer as required by 13 C.F.R. Section 107.620(b)(2).

(c)                                  The Company shall provide to the SBIC Investor and the SBA a certificate of its Chief Financial Officer (i) verifying the use of such proceeds and (ii) certifying compliance by the Company with the provisions of this Agreement (provided that such certificate may be truthfully given).

(d)                                 Within 45 days after the end of each fiscal year, the Company shall provide to each SBIC Investor a written assessment, in form and substance reasonably satisfactory to such SBIC Investor, of the economic impact of Investor’s financing hereunder, specifying the full-time equivalent jobs created or retained, the impact of the financing on the consolidated revenues and profits of the Company and on taxes paid by the Company and its employees (See 13 C.F.R. § 107.630(e)).

(e)                                  Upon the request of an SBIC Investor or any of its Affiliates, the Company will (i) provide to such Person such financial statements and other information as such Person may from time to time reasonably request for the purpose of assessing the Company’s financial condition and (ii) furnish to such Person all information reasonably requested by it in order for it to prepare and file SBA Form 468 and any other information reasonably requested or required by any governmental agency asserting jurisdiction over such Person.

(f)                                    The Company will at all times comply with the non-discrimination requirements of 13 C.F.R., Parts 112,113 and 117.

(g)                                 The Company will notify SBIC Investor from time to time when the number of its shareholders decreases below 50.

4.8                                 Material Changes and Litigation.  The Company shall promptly notify the Purchasers of any material adverse change in the business, operations, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company’s knowledge, threatened against the Company, or against any officer, director, key employee or principal stockholder of the Company which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of the Company.

4.9                                 Key Man Insurance.  The Company shall maintain for a period of five years after the date hereof term life insurance upon the life of Albert Subbloie in the amount of $2,000,000, with the proceeds payable to the Company.

4.10                           Agreements with Employees; Options.

(a)                                  The Company shall require all persons now or hereafter employed by the Company to enter into an agreement substantially in a form as may be approved by the Board of Directors of the Company from time to time, including the directors designated by the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock and Series D1 Preferred Stock, voting together as a single class, the holders of Series 1 Preferred Stock and Series 2 Preferred Stock, voting together as a single class, the holders of the Series E Preferred Stock and the holders of the Series F Preferred Stock, which will include obligations for non-disclosure, non-solicitation, non competition and assignment of inventions.

(b)                                 The Company agrees that it will not, without the prior written consent of the holders of a majority of the Shares then outstanding, terminate, amend or waive any rights under any inventions, confidentiality, non-competition or restricted stock agreement between the Company and any Founder.

(c)                                  Unless otherwise approved by the Board of Directors of the Company and by a majority of the members of the Board of Directors who are not employees of the Company or a Company Subsidiary, including the directors designated by the holders of Series B Preferred Stock, the holders of Series C Preferred Stock, the holders of Series D Preferred Stock and Series D1 Preferred Stock, voting together as a single class, the holders of Series 1 Preferred Stock and Series 2 Preferred Stock, voting together as a single class, the holders of Series E Preferred Stock and the holders of Series F Preferred Stock, all options or restricted stock granted or issued by the Company after the date hereof shall become exercisable at the rate of 25% on the first anniversary of grant or issue and 2.0833% per month thereafter over the subsequent three years so long as the holder continues to be an employee or consultant of the Company.

4.11                           Board of Directors.

(a)                                  The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

(b)                                 The Board of Directors shall meet at least six times per year, unless otherwise agreed by a majority of the members of the Board of Directors.

(c)                                  The Restated Certificate shall at all times provide for the indemnification of the members of the Board of Directors to the fullest extent provided by the law of the jurisdiction in which the Company is organized.  In the event that the Company or any of its successors or assigns (i) consolidates with or mergers into any other entity and shall not be the continuing or surviving corporation in such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as contained in the Restated Certificate.

(d)                                 The Company will maintain a Compensation Committee and an Audit Committee of the Board of Directors.  The Compensation Committee will consist of at least two members and the size and membership of the Audit Committee shall be determined by the Board of Directors; provided that, one member of each of the Compensation Committee and the Audit Committee shall be a director designated by the Series E Holders and one member of the Compensation Committee shall be a director designated by the Series F Holders.  The Compensation Committee will meet at least twice a year and make recommendations to the full Board of Directors for such matters as management compensation, Company benefit plans, and matters relating to the Company’s option plans.  The Board of Directors will have the power to veto the recommendations of the Compensation Committee.  The Audit Committee shall be comprised solely of non-employees of the Company.

(e)                                  Pursuant to the terms of the Company’s option plans, Independent Directors of the Company shall be awarded stock options commensurate with the stock option grants received by other outside members of boards of directors of similarly sized companies, which shall be determined by a recommendation of the Compensation Committee and approved by a vote of a majority of members of the Board of Directors.

4.12                           [Reserved]

4.13                           Related Party Transactions.

(a)                                  The Company shall not enter into any agreement with any stockholder, officer or director of the Company, or any “affiliate” of such persons (as such term is defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, without the consent of at least a majority of the members of the Company’s Board of Directors having no interest in such agreement or arrangement.

(b)                                 The approval of the Board of Directors of the Company and a majority of the members of the Board of Directors who are not employees of the Company or a Company Subsidiary shall be required to (i) establish or increase the compensation of executive officers of the Company or (ii) grant stock options to any officer of the Company.

4.14                           Reservation of Common Stock.  The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares.

4.15                           International Investment and Trade in Services Survey Act.  The Company shall use its best efforts to file on a timely basis all reports required to be filed by it under 22 U.S.C. Section 3104, or any similar statute, relating to a foreign person’s direct or indirect investment in the Company.

4.16                           Termination of Covenants.  Other than the covenants contained in Section 4.13, all covenants of the Company contained in this Section 4 shall terminate upon the earlier of the closing of a Company Sale or the closing of an Initial Public Offering.

5.                                       Confidentiality.  Each Purchaser agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by such Purchaser), (b) is or has been independently developed or conceived by the Purchaser without use of the Company’s Confidential Information or (c) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Purchaser may disclose Confidential Information (i) to Purchaser’s attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Purchaser as long as such prospective purchaser agrees to be bound by the provisions of this Section 5, (iii) to any affiliate, partner, member, stockholder or wholly owned subsidiary of such Purchaser, or (iv) as may otherwise be required by law, provided that the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.  Notwithstanding the foregoing, such information shall not be deemed confidential for the purpose of enforcing this Agreement.

6.                                       Transfers of Rights; Calculation of Share Numbers.  Subject to any other restriction on the transfer of Shares contained in this Agreement, the Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement, or the Sixth Amended and Restated Stockholders’ Voting Agreement, (a) the registration rights granted under Article II herein may be assigned to a transferee or assignee (i) who acquires at least 20% of the outstanding shares of Series B Preferred Stock, 20% of the outstanding Series C Preferred Stock, 20% of the outstanding Series D Preferred Stock, 20% of the outstanding Series D1 Preferred Stock, 20% of the outstanding Series E Preferred Stock, 20% of the outstanding Series F Preferred Stock, 20% of the outstanding Series 1 Preferred Stock or 20% of the outstanding Series 2 Preferred Stock, or (ii) who is an Affiliate of Edison, North Atlantic Sevin Rosen or IGC, and (b) the rights granted to any other Purchaser under Article II may be assigned to a transferee or assignee who is reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Shares by any such Purchaser provided, in each case, that the transferor provides the Company with written notice of the proposed transfer, the transferee agrees in writing to be bound by the provisions of this Article II and all of the terms and conditions contained in the Sixth Amended and Restated Stockholders’ Voting Agreement and the Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement.  For the purposes of this Section 6,

“Affiliate” means, with respect to any specified Purchaser, any other Purchaser who or which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including without limitation any subsidiary, parent, partner, limited partner, retired partner, stockholder, officer, director, manager or member of such Purchaser, and any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, such Purchaser.

7.                                       General.

7.1                                 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.2                                 Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

7.3                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

7.4                                 Notices.  All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at Tangoe, Inc., 35 Executive Boulevard, Orange, CT 06477, Attention: President, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Shipman & Goodwin LLP, One Constitution Plaza, Hartford, CT 06103 Attention: Thomas P. Flynn, Esq.; or

If to a Series F Holder, Series E Holder, Series D1 Holder, Series D Holder, Series C Holder, Series B Holder, Series A Holder, Series 1 Holder or Series 2 Holder at the address set forth on the applicable Exhibit to this Agreement, or at such other address as may have been furnished in writing by such Series E Holder, Series D1 Holder, Series D Holder, Series C Holder, Series B Holder, Series A Holder, Series 1 Holder or Series 2 Holder to the other parties hereto, with a copy to such additional recipient as set forth on that same Exhibit to this Agreement.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, facsimile, first class mail or electronic mail), but except as set forth above no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 7.4.

7.5                                 Complete Agreement.  This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including without limitation the Prior Agreement.

7.6                                 Amendments and Waivers.  Subject to Section 7.11, this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC, holding Shares representing at least 67% of the voting power of all Shares then held by Purchasers; provided that any (i) amendment, termination or waiver of the terms of Section 2 (or a defined term used therein) that occurs after the closing of the Initial Public Offering shall instead require the written consent of the Company and Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC, holding Registrable Shares representing at least 67% of the voting power of all Registrable Shares then held by all Purchasers, and (ii) any amendment, termination or waiver of the terms of Section 3 (or a defined term used therein) shall instead require the written consent of the Company and Qualified Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC, holding shares representing at least 67% of the voting power of all Shares then held by Qualified Purchasers.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Qualified Purchasers in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Qualified Purchasers may nonetheless, by agreement with the Company, purchase securities in such transaction).  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, including any party that does not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.7                                 Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

7.8                                 Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Agreement may be executed by facsimile or other electronic signatures.

7.9                                 Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.  Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

7.10                           Prior Agreement; Waiver of Rights.  Any and all rights of first refusal (including all notice requirements relating thereto) contained in the Prior Agreement, including the provisions of Section 3 thereof are hereby irrevocably waived for all Purchasers with respect to the issuance of the Series F Preferred Stock pursuant to the Purchase Agreement.  The Prior Agreement is hereby amended and restated in its entirety in accordance with the provisions hereof.

7.11                           Additional Purchasers.  Persons or entities that, after the date hereof, purchase shares of any series of convertible preferred stock of the Company may, with the prior written approval of the Company (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page, whereupon they shall be deemed “Purchasers” for all purposes of this Agreement.  The Company can amend Exhibit A hereto to reflect the addition of additional Purchasers.

Executed as of the date first written above.

COMPANY:

TANGOE, INC.

By:	/s/ Albert R. Subbloie
Albert R. Subbloie, Jr.
President

PURCHASERS:

EDISON VENTURE FUND IV, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

EDISON VENTURE FUND IV SBIC, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

NORTH ATLANTIC VENTURE FUND III, A LIMITED PARTNERSHIP

By:	North Atlantic Investors III, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

NORTH ATLANTIC SBIC IV, L.P.

By:	North Atlantic Investors III, L.L.C., its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

INVESTOR GROWTH CAPITAL LIMITED

By:	/s/ Lisa Crawford
Name:	Lisa Crawford
Title:	‘A’ Director

By:	/s/ Robert de Heus
Name:	Robert de Heus
Title:	B-Director

INVESTOR GROUP, L.P.

By its General Partner

INVESTOR GROUP G.P., LIMITED

By:	/s/ Lisa Crawford
Name:	Lisa Crawford
Title:	‘A’ Director

By:	/s/ Robert de Heus
Name:	Robert de Heus
Title:	B-Director

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

AXIOM VENTURE PARTNERS III, L.P.
By its General Partner

AXIOM VENTURE ASSOCIATES, L.P.
By its General Partner

By:	/s/ Alan Mendelson
Name:	Alan Mendelson
Title:	Chairman

Kenneth Spitzbard

Steven Shwartz

Gregory Burkus

Christopher T. Fraser

Scott Douglas Porter

BARD FINANCIAL SERVICES, INC., PROFIT SHARING PLAN

By:
Name:	Kenneth Spitzbard
Title:	Trustee

David Toole

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

OCI CHEMICAL CORPORATION

By:
Name:	Scott Douglas Porter
Title:	Executive Vice President

Donna Reis

Joseph M. Goldberg

Leonard J. Goldberg

Jay Steinberg & Melanie Steinberg (as Joint Tenants with rights of survivorship)

Victor Nesi

/s/ Albert R. Subbloie, Jr.
Albert R. Subbloie, Jr.

Stephano Kim

/s/ Gary R. Martino
Gary R. Martino

Charles Gamble

Andrew Esposito

Paul Schmidt

Rae Ko Fairfield

Jon M. Gassett

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

HO2.1 FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

HO2.1 AFFILIATES FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

HO2.1 ANNEX FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

JACQUES MANAGEMENT, LLC

By:
Name:	Kevin Jacques
Title:	Director

KAUFMAN FAMILY LLC

By:
Name:
Title:

Cynthia Reidy

Timothy Reidy

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

SEVIN ROSEN FUND VI L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN VI AFFILIATES FUND L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	Vice President

SEVIN ROSEN FUND VIII L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	Genera Partner

SEVIN ROSEN VIII AFFILIATES FUND L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

James A. Start

TARRANT VENTURES PARTNERS, L.P.

By:
Name:
Title:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Panda E.C. Hershey
Name:	Panda E.C. Hershey
Title:	Director

VENTURE LENDING & LEASING IV, LLC

By:
Name:
Title:

VENTURELINK PARTNERS, LP

By:
Name:
Title:

VERTEX PARTNERS, L.P.

By:
Name:
Title:

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

Exhibit A

List of Purchasers

Name and Address

North Atlantic Venture Fund III, L.P. Two City Center Portland, ME 04101 Attention: David Coit	Albert R. Subbloie, Jr. 11 Bunker Hill Road Woodbridge, CT 06525

with a copy to: Nixon Peabody LLP 100 Summer Street Boston, MA 02110 Attention: David Martland, Esq.	Joseph M. Goldberg 130 Renee’s Way Guilford, CT 06437 Gregory Burkus 262 Country Drive Weston, MA 02493

Edison Venture Fund IV SBIC, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	David Toole 23 Roaring Brook Lane. Shelton, CT 06484

with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 1600 Tysons Blvd., Suite 1000 McLean, Virginia 22102 Attention: Gregory J. Ewald, Esq.	Leonard J. Goldberg 173 Old Salt Works Road Westbrook, CT 06498 Christopher T. Fraser 4608 Palencia Drive Fort Worth, Texas 76126

Edison Venture Fund IV, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	Stephano Kim 11 Summerhouse Hill Holmdel, NJ 07733

with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 1600 Tysons Blvd., Suite 1000 McLean, Virginia 22102 Attention: Gregory J. Ewald, Esq.	Kenneth Spitzbard 560 Silver Sands Rd. #411 East Haven, CT 06512 Gary R. Martino 70 Penny Lane Woodbridge, CT 06525

Bard Financial Services, Inc, Profit Sharing Plan 375 Morgan Lane #108 West Haven, CT 06516	Chris DeBenedictus 6 Autumn Ridge Road Branford, CT 06405

Steven Shwartz 5 Emerald Lane Woodbridge, CT 06525	Charles Gamble 69 Richard Sweet Drive Woodbridge, CT 06525

Jay Steinberg & Melanie Steinberg (as Joint Tenants with rights of survivorship) 275 Laurel Lane Laurel Hollow, NY 11791	Andrew Esposito 319 Bartlett Drive Madison, CT 06443

Victor Nesi 52 Allwood Road Darien, CT 06820	Paul Schmidt 230 Catherine Drive Rocky Hill, CT 06067

OCI Chemical Corporation 2 Corporate Drive, Suite 440 Shelton, CT 06484 Attn.: Scott Douglas Porter, EVP	Scott Douglas Porter 36 Silent Grove North Westport, CT 06880

Rae Ko Fairfield 251 Fern Ridge Ladenberg, PA 19350	David Eldredge 45 Indian Trail Woodbridge, CT 06525

Jon M. Gassett 635 South Road Lisle, Illinois 60532	Aaron Konecky 706 Old Indian Mill Rd. Tabernacle, NJ 08088

Axiom Venture Partners III LP CityPlace II – 17th Floor 185 Asylum Street Hartford, CT 06103	David Berten c/o Competition Law Group 120 S. State Street, Suite 300 Chicago, IL 60603

Charles H. Cash 3457 Amherst Dallas, Texas 75225	Harvey B. Cash 13455 Noel Road, Suite 1670 Dallas, Texas 75240

Convergent Investors VI, L.P. 111 Congress Avenue, Suite 3000 Austin, Texas 78701	CVF, LLC c/o Henry Crown & Company 222 N. LaSalle Street Chicago, IL 60601

G&H Partners, L.P. 155 Constitution Drive Menlo Park, California 9 4025	Dennis Gorman 13455 Noel Road, Suite 1670 Dallas, Texas 75240

HO2.1 Fund, L.P. HO2.1 Affiliates Fund, L.P. HO2.1 Annex Fund, L.P. 13455 Noel Road, Suite 1670 Dallas, Texas 75240	Jacques Management, LLC 14601 Waterview Circle Addison, Texas 75001

Investor Group, L.P. Canada Court, Upland Road St. Peter Port, Guernsey GY1 3BQ Channel Islands	Investor Growth Capital Limited Canada Court, Upland Road St. Peter Port, Guernsey GYI 3BQ Channel Islands

copy to:	copy to:

Noah Walley 630 Fifth Avenue New York, NY 10111	Noah Walley 630 Fifth Avenue New York, NY 10111

Kaufman Family LLC c/o Henry Kaufman & Co. 660 Madison Avenue, 15th Floor New York, New York 10021	Cynthia and Timothy Reidy 4011 Los Aribas Drive Lafayette, California 94549-2710

Paul F. and Elizabeth T. Reidy c/o PixelWorks 7700 SW Mohawk Street Tualatin, Oregon 97062-8120	John P. Reidy 445 W. Fullerton Avenue Elmhurst, Illinois 60126

James F. Rhodes 81 Pascal Lane Austin, Texas 78746

Sevin Rosen Fund VI L.P.
Sevin Rosen VI Affiliates Fund L.P.
Sevin Rosen Bayless Management Company
Sevin Rosen Fund VIII, L.P.
Sevin Rosen VIII Affiliates Fund, L.P.
c/o The Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, Texas 75240

James A. Star c/o Henry Crown & Company 222 N. LaSalle Street Chicago, Illinois 60601	Tarrant Venture Partners, L.P. 301 Commerce Street, Suite 3300 Fort Worth, Texas 76102

Teachers Insurance and Annuity Association of America 730 Third Ave. New York, NY 10017	Venture Lending & Leasing IV, LLC 2010 North First Street, Suite 310 San Jose, California 95131

VentureLink Partners, LP 13455 Noel Road, Suite 1710 Dallas, Texas 75240	Vertex Partners, L.P. c/o Henry Kaufman & Co. 660 Madison Avenue, 15th Floor New York, New York 10021

FIRST AMENDMENT TO EIGHTH
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) made this 12th day of March, 2009 by and among TANGOE, INC., a Delaware corporation (the “Corporation”) and THE INDIVIDUALS AND ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO (the “Purchasers”).

WHEREAS, the Corporation and the Purchasers are parties to that certain Eighth Amended and Restated Investor Rights Agreement dated as of July 28, 2008 (the “Investor Rights Agreement”);

WHEREAS, the Investor Rights Agreement may be amended with the written consent of the Company and the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC, holding Shares representing at least 67% of the voting power of all Shares held by Purchasers;

WHEREAS, the undersigned Purchasers represent at least 67% of the voting power of all Shares held by the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC;

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Investor Rights Agreement.

2.                                      Amendments to Agreement.  Effective upon the execution of this Amendment, Sections 3.1(h)(IV) and 4.2(b)(IV) of the Investor Rights Agreement are hereby each amended by increasing the number of shares of Common Stock referenced in each such section from 21,428,102 to 23,428,102.

3.                                      Miscellaneous Provisions.

(a)                                 General.  Except as amended hereby, the Investor Rights Agreement shall continue in full force and effect.

(b)                                 Severability of Provisions.  If any one or more provisions of this Amendment shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Amendment.

(c)                                  Governing Law.  This Amendment shall be construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

(d)                                 Entire Agreement.  All prior understandings and agreements between the parties hereto with respect to the transactions contemplated hereby are merged in this Amendment, and this Amendment and the Investor Rights Agreement, as amended hereby, reflect all the understandings with respect to such transactions.

(e)                                  Counterparts.  This Amendment may be executed in counterparts and delivered via facsimile or other electronic means, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Amendment or any counterpart thereof to account for any other counterpart.

(f)                                   Effectiveness.  This Amendment shall be effective upon the receipt by the Corporation of an executed signature page from holders of at least 67% of the voting power of all Shares held by the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC.

[Remainder of Page Blank.  Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed the day and year first above written.

TANGOE, INC.

By:	/s/ Albert R. Subbloie
Name: Albert R. Subbloie, Jr.
Title: CEO

PURCHASERS:

EDISON VENTURE FUND IV, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P.Golding
Name:	Gary P. Golding
Title:	General Partner

EDISON VENTURE FUND IV SBIC, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

AXIOM VENTURE PARTNERS III, L.P.
By its General Partner

AXIOM VENTURE ASSOCIATES, L.P.
By its General Partner

AXIOM VENTURE ADVISORS, INC.

By:	/s/ Alan Mendelson
Name:	Alan Mendelson
Title:	Chairman

Kenneth Spitzbard

Steven Shwartz

Gregory Burkus

Christopher T. Fraser

Scott Douglas Porter

BARD FINANCIAL SERVICES, INC.,
PROFIT SHARING PLAN

By:
Name:	Kenneth Spitzbard
Title:	Trustee

David Toole

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

HO2.1 FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

HO2.1 AFFILIATES FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

HO2.1 ANNEX FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

JACQUES MANAGEMENT, LLC

By:
Name:	Kevin Jacques
Title:	Director

KAUFMAN FAMILY LLC

By:
Name:
Title:

Cynthia Reidy

Timothy Reidy

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

NORTH ATLANTIC VENTURE FUND III, A LIMITED PARTNERSHIP

By:	North Atlantic Investors III, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

NORTH ATLANTIC SBIC IV, L.P.

By:	North Atlantic Investors III, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

INVESTOR GROWTH CAPITAL LIMITED

By:	/s/ Lisa Crawford
Name:	Lisa Crawford
Title:	‘A’ Director

By:	/s/ Robert de Heus
Name:	Robert de Heus
Title:	B-Director

INVESTOR GROUP, L.P.

By its General Partner

INVESTOR GROUP G.P., LIMITED

By:	/s/ Lisa Crawford
Name:	Lisa Crawford
Title:	‘A’ Director

By:	/s/ Robert de Heus
Name:	Robert de Heus
Title:	B-Director

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

SEVIN ROSEN FUND VI L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN VI AFFILIATES FUND L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	Vice President

SEVIN ROSEN FUND VIII L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN VIII AFFILIATES FUND L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

[Signature Page to Eighth Amended and Restated

Investor Rights Agreement]

Exhibit A

List of Purchasers

Name and Address

North Atlantic Venture Fund III, L.P. Two City Center Portland, ME 04101 Attention: David Coit	Albert R. Subbloie, Jr. 11 Bunker Hill Road Woodbridge, CT 06525

with a copy to: Nixon Peabody LLP 100 Summer Street Boston, MA 02110 Attention: David Martland, Esq.	Joseph M. Goldberg 130 Renee’s Way Guilford, CT 06437 Gregory Burkus 262 Country Drive Weston, MA 02493

Edison Venture Fund IV SBIC, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	David Toole 23 Roaring Brook Lane. Shelton, CT 06484

with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 1600 Tysons Blvd., Suite 1000 McLean, Virginia 22102 Attention: Gregory J. Ewald, Esq.	Leonard J. Goldberg 173 Old Salt Works Road Westbrook, CT 06498 Christopher T. Fraser 4608 Palencia Drive Fort Worth, Texas 76126

Edison Venture Fund IV, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	Stephano Kim 11 Summerhouse Hill Holmdel, NJ 07733

with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 1600 Tysons Blvd., Suite 1000 McLean, Virginia 22102 Attention: Gregory J. Ewald, Esq.	Kenneth Spitzbard 560 Silver Sands Rd. #411 East Haven, CT 06512 Gary R. Martino 70 Penny Lane Woodbridge, CT 06525

Bard Financial Services, Inc, Profit Sharing Plan 375 Morgan Lane #108 West Haven, CT 06516	Chris DeBenedictus 6 Autumn Ridge Road Branford, CT 06405

Steven Shwartz 5 Emerald Lane Woodbridge, CT 06525	Charles Gamble 69 Richard Sweet Drive Woodbridge, CT 06525

Jay Steinberg & Melanie Steinberg (as Joint Tenants with rights of survivorship) 275 Laurel Lane Laurel Hollow, NY 11791	Andrew Esposito 319 Bartlett Drive Madison, CT 06443

Victor Nesi 52 Allwood Road Darien, CT 06820	Paul Schmidt 230 Catherine Drive Rocky Hill, CT 06067

Scott Douglas Porter 36 Silent Grove North Westport, CT 06880

Rae Ko Fairfield 251 Fern Ridge Ladenberg, PA 19350	David Eldredge 45 Indian Trail Woodbridge, CT 06525

Jon M. Gassett 635 South Road Lisle, Illinois 60532	Aaron Konecky 706 Old Indian Mill Rd. Tabernacle, NJ 08088

Axiom Venture Partners III LP CityPlace II – 17th Floor 185 Asylum Street Hartford, CT 06103	David Berten c/o Competition Law Group 120 S. State Street, Suite 300 Chicago, IL 60603

Charles H. Cash 3457 Amherst Dallas, Texas 75225	Harvey B. Cash 13455 Noel Road, Suite 1670 Dallas, Texas 75240

Convergent Investors VI, L.P. 111 Congress Avenue, Suite 3000 Austin, Texas 78701	CVF, LLC c/o Henry Crown & Company 222 N. LaSalle Street Chicago, IL 60601

G&H Partners, L.P. 155 Constitution Drive Menlo Park, California 94025	Dennis Gorman 13455 Noel Road, Suite 1670 Dallas, Texas 75240

HO2.1 Fund, L.P. HO2.1 Affiliates Fund, L.P. HO2.1 Annex Fund, L.P. 13455 Noel Road, Suite 1670 Dallas, Texas 75240	Jacques Management, LLC 14601 Waterview Circle Addison, Texas 75001

Investor Group, L.P. Canada Court, Upland Road St. Peter Port, Guernsey GY1 3BQ Channel Islands	Investor Growth Capital Limited Canada Court, Upland Road St. Peter Port, Guernsey GYI 3BQ Channel Islands

copy to:	copy to:

Noah Walley 630 Fifth Avenue New York, NY 10111	Noah Walley 630 Fifth Avenue New York, NY 10111

Kaufman Family LLC c/o Henry Kaufman & Co. 660 Madison Avenue, 15th Floor New York, New York 10021	Cynthia and Timothy Reidy 4011 Los Aribas Drive Lafayette, California 94549-2710

Paul F. and Elizabeth T. Reidy c/o PixelWorks 7700 SW Mohawk Street Tualatin, Oregon 97062-8120	John P. Reidy 445 W. Fullerton Avenue Elmhurst, Illinois 60126

James F. Rhodes 81 Pascal Lane Austin, Texas 78746

Sevin Rosen Fund VI L.P.
Sevin Rosen VI Affiliates Fund L.P.
Sevin Rosen Bayless Management Company
Sevin Rosen Fund VIII, L.P.
Sevin Rosen VIII Affiliates Fund, L.P.
c/o The Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, Texas  75240

James A. Star c/o Henry Crown & Company 222 N. LaSalle Street Chicago, Illinois 60601	Tarrant Venture Partners, L.P. 301 Commerce Street, Suite 3300 Fort Worth, Texas 76102

Teachers Insurance and Annuity Association of America 730 Third Ave. New York, NY 10017	Venture Lending & Leasing IV, LLC 2010 North First Street, Suite 310 San Jose, California 95131

VentureLink Partners, LP 13455 Noel Road, Suite 1710 Dallas, Texas 75240	Vertex Partners, L.P. c/o Henry Kaufman & Co. 660 Madison Avenue, 15th Floor New York, New York 10021

SECOND AMENDMENT TO EIGHTH
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS SECOND AMENDMENT TO EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) made this 15th day of October, 2009 by and among TANGOE, INC., a Delaware corporation (the “Corporation”) and THE INDIVIDUALS AND ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO (the “Purchasers”).

WHEREAS, the Corporation and the Purchasers are parties to that certain Eighth Amended and Restated Investor Rights Agreement dated as of July 28, 2008 (the “Investor Rights Agreement”);

WHEREAS, the Investor Rights Agreement may be amended with the written consent of the Company and the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC, holding Shares representing at least 67% of the voting power of all Shares held by Purchasers;

WHEREAS, the undersigned Purchasers represent at least 67% of the voting power of all Shares held by the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC;

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                       Certain Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Investor Rights Agreement.

2.                                      Amendments to Agreement.

(a)                                  The definition of “Warrants” set forth in Section 1 of the Investor Rights Agreement is hereby amended by adding the following clause to the end of that definition:

“and (ix) that certain warrant to purchase Common Stock issued to International Business Machines Corporation in September, 2009 (the “IBM Warrant”).

(b)                                 The rights of the Qualified Purchasers under Section 3.1 of the Investor Rights Agreement shall not apply to the IBM Warrant.

(c)                                  The Purchasers hereby consent to the Joinder to the IRA in the form attached to this Consent as Exhibit B.

3.                                       Miscellaneous Provisions.

(a)                                  General.  Except as amended hereby, the Investor Rights Agreement shall continue in full force and effect.

(b)                                 Sever ability of Provisions.  If any one or more provisions of this Amendment shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Amendment.

(c)                                  Governing Law.  This Amendment shall be construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

(d)                                 Entire Agreement.  All prior understandings and agreements between the parties hereto with respect to the transactions contemplated hereby are merged in this Amendment, and this Amendment and the Investor Rights Agreement, as amended hereby, reflect all the understandings with respect to such transactions.

(e)                                  Counterparts.  This Amendment may be executed in counterparts and delivered via facsimile or other electronic means, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Amendment or any counterpart thereof to account for any other counterpart.

(f)                                    Effectiveness.  This Amendment shall be effective upon the receipt by the Corporation of an executed signature page from holders of at least 67% of the voting power of all Shares held by the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC.

[Remainder of Page Blank.  Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed the day and year first above written.

TANGOE, INC.

By:	/s/ Albert R. Subbloie, Jr.
	Name:	Albert R. Subbloie, Jr.
	Title:	President, CEO

PURCHASERS:

EDISON VENTURE FUND IV, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

EDISON VENTURE FUND IV SBIC, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

[Signature Page to Second Amendment to Eighth Amended and Restated

Investor Rights Agreement]

NORTH ATLANTIC VENTURE FUND in, A LIMITED PARTNERSHIP

By:	North Atlantic Investors III, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

NORTH ATLANTIC SBIC IV, L.P.

By:	North Atlantic Investors SBIC.IV, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

INVESTOR GROWTH CAPITAL LIMITED

By:	/s/ Lisa Barnett
Name:	Lisa Barnett
Title:	‘A’ Director

By:	/s/ Robert de Heus
Name:	Robert de Heus
Title:	B-Director

INVESTOR GROUP, L.P.

By its General Partner

INVESTOR GROUP G.P., LIMITED

By:	/s/ Dr. A. Honerwadel
Name:	Dr. A. Honerwadel
Title:	Director

By:	/s/ Robert de Heus
Name:	Robert de Heus
Title:	B-Director

[Signature Page to Second Amendment to Eighth Amended an Restated

Investor Rights Agreement]

SEVIN ROSEN FUND VI L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN VI AFFILIATES FUND L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN FUND VIII L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

SEVIN ROSEN VIII AFFILIATES FUND L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

[Signature Page to Second Amendment to Eighth Amended an Restated

Investor Rights Agreement]

SEVIN ROSEN FUND VI L.P., as proxy for the Holders set forth on Exhibit C hereto

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ John V. Jaggers
	Name:	John V. Jaggers
	Title:	General Partner

AXIOM VENTURE PARTNERS HI, L.P.
By its General Partner

AXIOM VENTURE ASSOCIATES, L.P.
By its General Partner

AXIOM VENTURE ADVISORS, INC.

By:
Name:	Alan Mendelson
Title:	Chairman

Steven Shwartz

Gregory Burkus

Christopher T. Fraser

Scott Doualas Porter

David Toole

[Signature Page to Second Amendment to Eighth Amended an Restated

Investor Rights Agreement]

HO2.1 FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	/s/ Daniel T. Owen
Title:	General Partner

HO2.1 AFFILIATES FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	/s/ Daniel T. Owen
Title:	General Partner

HO2.1 ANNEX FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	/s/ Daniel T. Owen
Title:	General Partner

JACQUES MANAGEMENT, LLC

By:
Name:	Kevin Jacques
Title:	Director

KAUFMAN FAMILY LLC

By:
Name:
Title:

Cynthia Reidy

Timothy Reidy

[Signature Page to Second Amendment to Eighth Amended an Restated

Investor Rights Agreement]

Exhibit A

List of Purchasers

Name and Address

North Atlantic Venture Fund III, L.P. Two City Center Portland, ME 04101 Attention: David Coit	Albert R. Subbloie, Jr. 11 Bunker Hill Road Woodbridge, CT 06525

with a copy to: Nixon Peabody LLP 100 Summer Street Boston, MA 02110 Attention: David Martland, Esq.	Joseph M. Goldberg 130 Renee’s Way Guilford, CT 06437 Gregory Burkus 262 Country Drive Weston, MA 02493

Edison Venture Fund IV SBIC, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	David Toole 23 Roaring Brook Lane. Shelton, CT 06484

with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 1600 Tysons Blvd., Suite 1000 McLean, Virginia 22102 Attention: Gregory J. Ewald, Esq.	Leonard J. Goldberg 173 Old Salt Works Road Westbrook, CT 06498 Christopher T. Fraser 4608 Palencia Drive Fort Worth, Texas 76126

Edison Venture Fund IV, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	Stephano Kim 11 Summerhouse Hill Holmdel, NJ 07733

with a copy to: Wilmer Cutler Pickering Hale and Dorr LLP 1600 Tysons Blvd., Suite 1000 McLean, Virginia 22102 Attention: Gregory J. Ewald, Esq.	Kenneth Spitzbard 560 Silver Sands Rd. #411 East Haven, CT 06512 Gary R. Martino 70 Penny Lane Woodbridge, CT 06525

Bard Financial Services, Inc, Profit Sharing Plan 375 Morgan Lane #108 West Haven, CT 06516	Chris DeBenedictus 6 Autumn Ridge Road Branford, CT 06405

Steven Shwartz 5 Emerald Lane Woodbridge, CT 06525	Charles Gamble 69 Richard Sweet Drive Woodbridge, CT 06525

Jay Steinberg & Melanie Steinberg (as Joint Tenants with rights of survivorship) 275 Laurel Lane Laurel Hollow, NY 11791	Andrew Esposito 319 Bartlett Drive Madison, CT 06443

Victor Nesi 52 Allwood Road Darien, CT 06820	Paul Schmidt 230 Catherine Drive Rocky Hill, CT 06067 Scott Douglas Porter 36 Silent Grove North Westport, CT 06880

Rae Ko Fairfield 251 Fern Ridge Ladenberg, PA 19350	David Eldredge 45 Indian Trail Woodbridge, CT 06525

Jon M. Gassett 635 South Road Lisle, Illinois 60532	Aaron Konecky 706 Old Indian Mill Rd. Tabernacle, NJ 08088

Axiom Venture Partners III LP CityPlace II – 17th Floor 185 Asylum Street Hartford, CT 06103	David Berten c/o Competition Law Group 120 S. State Street, Suite 300 Chicago, IL 60603

Charles H. Cash 3457 Amherst Dallas, Texas 75225	Harvey B. Cash 13455 Noel Road, Suite 1670 Dallas, Texas 75240 CVF, LLC c/o Henry Crown & Company 222 N. LaSalle Street Chicago, IL 60601

G&H Partners, L.P. 155 Constitution Drive Menlo Park, California 94025	Dennis Gorman 13455 Noel Road, Suite 1670 Dallas, Texas 75240

HO2.1 Fund, L.P. HO2.1 Affiliates Fund, L.P. HO2.1 Annex Fund, L.P. 13455 Noel Road, Suite 1670 Dallas, Texas 75240	Jacques Management, LLC 14601 Waterview Circle Addison, Texas 75001

Investor Group, L.P. Canada Court, Upland Road St. Peter Port, Guernsey GY1 3BQ Channel Islands	Investor Growth Capital Limited Canada Court, Upland Road St. Peter Port, Guernsey GYI 3BQ Channel Islands

copy to:	copy to:

Noah Walley 630 Fifth Avenue New York, NY 10111	Noah Walley 630 Fifth Avenue New York, NY 10111

Kaufman Family LLC c/o Henry Kaufman & Co. 660 Madison Avenue, 15th Floor New York, New York 10021	Cynthia and Timothy Reidy 4011 Los Aribas Drive Lafayette, California 94549-2710

Paul F. and Elizabeth T. Reidy c/o PixelWorks 7700 SW Mohawk Street Tualatin, Oregon 97062-8120	John P. Reidy 445 W. Fullerton Avenue Elmhurst, Illinois 60126

James F. Rhodes 81 Pascal Lane Austin, Texas 78746

Sevin Rosen Fund VI L.P.
Sevin Rosen VI Affiliates Fund L.P.
Sevin Rosen Bayless Management Company
Sevin Rosen Fund VIII, L.P.
Sevin Rosen VIII Affiliates Fund, L.P.
c/o The Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, Texas  75240

James A. Star c/o Henry Crown & Company 222 N. LaSalle Street Chicago, Illinois 60601	Tarrant Venture Partners, L.P. 301 Commerce Street, Suite 3300 Fort Worth, Texas 76102

Teachers Insurance and Annuity Association of America 730 Third Ave. New York, NY 10017	Venture Lending & Leasing IV, LLC 2010 North First Street, Suite 310 San Jose, California 95131

VentureLink Partners, LP 13455 Noel Road, Suite 1710 Dallas, Texas 75240	Vertex Partners, L.P. c/o Henry Kaufman & Co. 660 Madison Avenue, 15th Floor New York, New York 10021

Barnett L. Gershen	Nuevo Capital Partners, L.P.

Brian R. Smith	Ram Funds Ltd.

Bruce E. Pendleton Revocable Trust Bruce E. Pendleton, Trustee	Richard R. Arnoldy

Cedar Equities, LLC Covenant Foundation, Inc.	Robert A. Shaheen Robert E. Kresko Revocable Trust DTD 12.22.94

Daniel H. Bathon, Jr.	Spaulding Investment Limited Partnership

Dave Ford	ST Investments Limited Partnership

David L. Hatton

David M. Weekley	Stephen J. Shaper The John Mansour Family Limited Partnership

David Weekley Family Foundation	Thomas Bailey

Gary W and Lydia G Junek	Thomas W. Lyles Jr.

Geejohn LLC	William R. Camp

Geoffrey B. Hoese	Z Start I, L.P.

Henry James	Nuevo Private Equities LP

Hines Investment Holdings Limited Partnership	Mission City Management Inc.

JDC Management, Inc.	Middlemarch Capital Corporation

JMM PHLP, Ltd.	JAMA 1 Ltd.

James P Wilson, individually	Stephen Yurco

Kenneth Rivera	BF Private Capital, LP

LLG Partners, Ltd.

Barnett L. Gershen

EXHIBIT B

Form of Joinder

TANGOE, INC.

JOINDER AGREEMENT TO THE
EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) is hereby entered into as of October 9, 2009 by and among Tangoe, Inc., a Delaware corporation (the “Company”) and International Business Machines Corporation, a New York corporation (“IBM”).

RECITALS:

WHEREAS, the Company and certain of its stockholders are parties to that certain Eighth Amended and Restated Investor Rights Agreement, dated as of July 28, 2008, as amended, attached hereto as Exhibit A (the “Investor Rights Agreement”); and

WHEREAS, IBM may acquire shares in the Company pursuant to that certain Warrant Agreement, dated as of October 9, 2009 (the “Warrant Agreement”) pursuant to which the Company has granted to IBM the right to purchase shares of the Company’s Common Stock, par value $.0001 (the “Warrant Shares”); and

WHEREAS, the Company and IBM desire that IBM have rights in connection with the Warrant Shares under the Investor Rights Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Joinder to Investor Rights Agreement.  IBM hereby joins and becomes party to the Investor Rights Agreement and shall be deemed a “Purchaser” thereunder, and hereby agrees to be bound by all obligations of a Purchaser pursuant to the Investor Rights Agreement, solely in connection with the following sections of the Investor Rights Agreement:  (a) Section 2 excluding subsection 2.1(a); (b) Section 3; (c) Section 4.6; (d) Section 5 and (e) Section 6.  The Company acknowledges and agrees that IBM shall be deemed a party to the Investor Rights Agreement as a Purchaser thereunder for purposes of the foregoing sections of the Investor Rights Agreement.

2.                                      Continuing Effect.  Other than as modified in accordance with the foregoing provision, the terms of the Investor Rights Agreement remain in full force and effect.

3.                                      Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts and delivered via facsimile or other electronic means, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the year and date first set forth above.

IBM:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Elias Mendoza
Name: Elias Mendoza
Title: Vice President

COMPANY:

TANGOE, INC.

By:	/s/ Albert R. Subbloie
Name: Albert R. Subbloie
Title: President & CEO

Signature Page to Joinder

EXHIBIT C

Holders that have granted a voting proxy to Sevin Rosen Fund VI L.P.

Barnett L. Gershen

Brian R. Smith

Bruce E. Pendleton Revocable Trust Bruce E. Pendleton, Trustee

Cedar Equities, LLC

Covenant Foundation, Inc.

Daniel H. Bathon, Jr.

Dave Ford

David L. Hatton

David M. Weekley

David Weekley Family Foundation

Gary W and Lydia G Junek

Geejohn LLC

Geoffrey B. Hoese

Henry James

Hines Investment Holdings Limited Partnership

JDC Management, Inc.

JMM PHLP, Ltd.

James P Wilson, individually

Kenneth Rivera

LLG Partners, Ltd.

Nuevo Capital Partners, L.P.

Ram Funds Ltd.

Richard R. Arnoldy

Robert A. Shaheen

Robert E. Kresko Revocable Trust DTD 12.22.94

Spaulding Investment Limited Partnership

ST Investments Limited Partnership

Stephen J. Shaper

The John Mansour Family Limited Partnership

Thomas Bailey

Thomas W. Lyles Jr.

William R. Camp

Z Start I, LP.

Nuevo Private Equities LP

Mission City Management Inc,

Middlemarch Capital Corporation

JAMA 1 Ltd.

Stephen Yurco

BF Private Capital, LP

TANGOE, INC.

JOINDER AGREEMENT TO THE

EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) is hereby entered into as of April 14, 2010 by and between Tangoe, Inc., a Delaware corporation (the “Company”), and Venture Lending & Leasing IV, LLC, a Delaware limited liability company (“Venture Lending”).

RECITALS:

WHEREAS, the Company and certain of its stockholders are parties to that certain Eighth Amended and Restated Investor Rights Agreement, dated as of July 28, 2008, as amended, attached hereto as Exhibit A (the “Investor Rights Agreement”); and

WHEREAS, Venture Lending may acquire shares in the Company pursuant to those two certain Warrants to Purchase Shares of Preferred Stock, dated July 28, 2005 and June 7, 2006, originally issued by Traq Wireless, Inc. (“Traq”) and subsequently assumed by the Company in connection with the acquisition of Traq by the Company by way of merger (the “Traq Merger”) of Traq with an acquisition subsidiary of the Company (the “Warrant Agreements”), pursuant to which Venture Lending has the right to purchase shares of the Company’s Series 2 Convertible Preferred Stock, par value $.0001 per share (the “Warrant Shares”), which Warrant Shares are convertible into shares of the Company’s Common Stock, par value $.0001 per share; and

WHEREAS, Section 9 of each of the Warrant Agreements grants to Venture Leasing certain piggy-back registration rights by reference to that certain Amended and Restated Investor Rights Agreement, dated as of July 22, 2005, among Traq and certain of its stockholders (the “Traq IRA”); and

WHEREAS, in connection with the Traq Merger, the Traq IRA terminated, and the Company and Venture Lending now wish to substitute registration rights under the Investor Rights Agreement for the registration rights set forth in Section 9 of the Warrant Agreements and the Traq IRA.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Joinder to Investor Rights Agreement.  Venture Lending hereby joins and becomes party to the Investor Rights Agreement and shall be deemed a “Purchaser” thereunder, and hereby agrees to be bound by all obligations of a Purchaser pursuant to the Investor Rights Agreement, but solely in connection with Sections 2.2 through 2.11, inclusive, and Sections 5 and 6 of the Investor Rights Agreement and any general provisions and definitions related to such Sections, such that Venture Lending will have incidental registration rights and agrees to the “lock up,” indemnification, confidentiality and other related provisions set forth in such Sections.  The Company acknowledges and agrees that Venture Lending shall be deemed a party to the Investor Rights Agreement as a Purchaser thereunder for purposes of the foregoing sections of the Investor Rights Agreement.

2.                                      Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts and delivered via facsimile or other electronic means, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the year and date first set forth above.

VENTURE LENDING & LEASING IV, LLC

By:	/s/ David Wanek
Name: David Wanek
Title: Vice President

TANGOE, INC.

By:	/s/ Albert R. Subbloie, Jr.
Name: Albert R. Subbloie, Jr.
Title: President and CEO

EXHIBIT A

EIGHTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED

THIRD AMENDMENT TO EIGHTH

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDMENT TO EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) made this 16th day of April, 2010 by and among TANGOE, INC., a Delaware corporation (the “Corporation”), and THE INDIVIDUALS AND ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO (the “Purchasers”).

WHEREAS, the Corporation and the Purchasers are parties to that certain Eighth Amended and Restated Investor Rights Agreement dated as of July 28, 2008 as amended by that certain First Amendment to Eighth Amended and Restated Investor Rights Agreement dated as of March 12, 2009 and as most recently amended by that certain Second Amendment to Eighth Amended and Restated Investor Rights Agreement dated as of October 15, 2009 (as amended, the “Investor Rights Agreement”);

WHEREAS, the Investor Rights Agreement may be amended with the written consent of the Company and the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC, holding Shares representing at least 67% of the voting power of all Shares held by Purchasers;

WHEREAS, the undersigned Purchasers represent at least 67% of the voting power of all Shares held by the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC;

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Investor Rights Agreement.

2.                                      Amendments to Agreement.

(a)                                  Sections 3.1(h)(iv) and 4.2(b)(iv) of the Investor Rights Agreement are hereby each amended by increasing the number of shares of Common Stock referenced in each such section from 23,428,102 to 27,329,856.

(b)                                 Section 4.16 of the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following:

“4.16       Termination of Covenants.  All covenants of the Company contained in this Section 4 shall terminate upon the earlier of the closing of a Company Sale or the closing of an Initial Public Offering.”

3.                                       Miscellaneous Provisions.

(a)       General.  Except as amended hereby, the Investor Rights Agreement shall continue in full force and effect.

(b)       Severability of Provisions.  If any one or more provisions of this Amendment shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Amendment.

(c)       Governing Law.  This Amendment shall be construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

(d)       Entire Agreement.  All prior understandings and agreements between the parties hereto with respect to the transactions contemplated hereby are merged in this Amendment, and this Amendment and the Investor Rights Agreement, as amended hereby, reflect all the understandings with respect to such transactions.

(e)       Counterparts.  This Amendment may be executed in counterparts and delivered via facsimile or other electronic means, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Amendment or any counterpart thereof to account for any other counterpart.

(f)        Effectiveness.  This Amendment shall be effective upon the receipt by the Corporation of an executed signature page from holders of at least 67% of the voting power of all Shares held by the Purchasers, including Edison, North Atlantic, Sevin Rosen and IGC.

[Remainder of Page Blank. Signature Page Follows]

2

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed the day and year first above written.

TANGOE, INC.

By:	/s/ Albert R. Subbloie, Jr.
Name: Albert R. Subbloie, Jr.
Title: President and CEO

PURCHASERS:

EDISON VENTURE FUND IV, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

EDISON VENTURE FUND IV SBIC, L.P.

By its General Partner

EDISON PARTNERS IV

By:	/s/ Gary P. Golding
Name:	Gary P. Golding
Title:	General Partner

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

NORTH ATLANTIC VENTURE FUND III, A LIMITED PARTNERSHIP

By:	North Atlantic Investors III, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

NORTH ATLANTIC SBIC IV, L.P.

By:	North Atlantic Investors SBIC IV, L.L.C.,
its General Partner

By:	/s/ David M. Coit
Name:	David M. Coit
Title:	Managing Director

INVESTOR GROWTH CAPITAL LIMITED

By:	/s/ Lisa Barnett
Name:	Lisa Barnett
Title:	‘A’ Director

By:	/s/ Dr. A. Hünerwadel
Name:
Title:

INVESTOR GROUP, L.P.

By:	IGVC LP, its General Partner

By:	INVESTOR GROUP GmbH,
its General Partner

By:	/s/ Robert de Heus
Name:
Title:

By:	/s/ Dr. A. Hünerwadel
Name:	Dr. A. Hünerwadel
Title:	Director

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

SEVIN ROSEN FUND VI L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ Jon W. Bayless
Name: Jon W. Bayless
Title: General Partner

SEVIN ROSEN VI AFFILIATES FUND L.P.

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ Jon W. Bayless
Name: Jon W. Bayless
Title: General Partner

SEVIN ROSEN BAYLESS MANAGEMENT COMPANY

By:	/s/ Jon W. Bayless
Name: Jon W. Bayless
Title: General Partner

SEVIN ROSEN FUND VIII, L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ Jon W. Bayless
Name: Jon W. Bayless
Title: General Partner

SEVIN ROSEN VIII AFFILIATES FUND, L.P.

By:	SRB Associates VIII L.P.
Its General Partner

By:	/s/ Jon W. Bayless
Name: Jon W. Bayless
Title: General Partner

SEVIN ROSEN FUND VI L.P., as Proxy for the Purchasers Indicated on Exhibit A-1

By:	SRB Associates VI L.P.
Its General Partner

By:	/s/ Jon W. Bayless
Name: Jon W. Bayless
Title: General Partner

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

AXIOM VENTURE PARTNERS III, L.P.
By its General Partner

AXIOM VENTURE ASSOCIATES, L.P.
By its General Partner

AXIOM VENTURE ADVISORS, INC.

By:	/s/ Alan Mendelson
Name:	Alan Mendelson
Title:	Chairman

/s/ Kenneth Spitzbard
Kenneth Spitzbard

BARD FINANCIAL SERVICES, INC.,
PROFIT SHARING PLAN

By:	/s/ Kenneth Spitzbard, Trustee
Name:	Kenneth Spitzbard
Title	Trustee

Steven Shwartz

Gregory Burkus

Christopher T. Fraser

Scott Douglas Porter

David Toole

Joseph M. Goldberg

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

/s/ Leonard J. Goldberg
Leonard J. Goldberg

/s/ Jay Steinberg /s/ Melanie Steinberg
Jay Steinberg & Melanie Steinberg
(as Joint Tenants with rights of survivorship)

Victor Nesi

/s/ Albert R. Subbloie,
Albert R. Subbloie, Jr.

Stephano Kim

Gary R. Martino

Charles Gamble

Andrew Esposito

Paul Schmidt

/s/ Rae Ko Fairfield
Rae Ko Fairfield

Jon M. Gassett

/s/ David Eldredge
David Eldredge

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

Aaron Konecky

Christopher DeBenedictis

David Berten

Charles H. Cash

Harvey B. Cash

CVF, LLC

By:
Name:
Title:

G&H PARTNERS, L.P.

By:
Name:
Title:

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

Dennis Gorman

HO2.1 FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

HO2.1 AFFILIATES FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

HO2.1 ANNEX FUND, L.P.

By:	/s/ Daniel T. Owen
Name:	Daniel T. Owen
Title:	General Partner

JACQUES MANAGEMENT, LLC

By:
Name:	Kevin Jacques
Title:	Director

KAUFMAN FAMILY LLC

By:
Name:
Title:

Cynthia Reidy

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

Timothy Reidy

Paul F. Reidy

Elizabeth T. Reidy

John P. Reidy

James F. Rhodes

James A. Star

TARRANT VENTURES PARTNERS, L.P.

By:
Name:
Title:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:
Name:
Title:

VENTURE LENDING & LEASING IV, LLC

By:	/s/ Panda E.C. Hershey
Name:	Panda E.C. Hershey
Title:	Director

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

VENTURELINK PARTNERS, LP

By:
Name:
Title:

VERTEX PARTNERS, L.P.

By:
Name:
Title:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:
Name:
Title:

INTERNODED, INC.

By:
Julie L. Palen, President

[Signature Page to Third Amendment to Eighth Amended and Restated

Investor Rights Agreement]

Exhibit A

List of Purchasers

Name and Address

North Atlantic Venture Fund III, L.P. Two City Center Portland, ME 04101 Attention: David Coit	Albert R. Subbloie, Jr. 10 Laurel Avenue Milford, CT 06460
Joseph M. Goldberg
North Atlantic SBIC IV, L.P. Two City Center Portland, ME 04101 Attention: David Coit	130 Renee’s Way Guilford, CT 06437 Gregory Burkus
262 Country Drive
with a copy to:	Weston, MA 02493

Nixon Peabody LLP
100 Summer Street	David Toole
Boston, MA 02110	23 Roaring Brook Lane
Attention: David Martland, Esq.	Shelton, CT 06484

Edison Venture Fund IV SBIC, L.P. 8270 Greensboro Drive Suite 850 McLean, VA 22102	Leonard J. Goldberg 173 Old Salt Works Road Westbrook, CT 06498

Edison Venture Fund IV, L.P.

8270 Greensboro Drive

Suite 850

McLean, VA 22102

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

1600 Tysons Blvd., Suite 1000

McLean, Virginia 22102

Attention: Gregory J. Ewald, Esq.

Christopher T. Fraser 9448 Bella Terra Drive Fort Worth, Texas 76126 Stephano Kim 11 Summerhouse Hill Holmdel, NJ 07733 Christopher DeBenedictis 6 Autumn Ridge Road Branford, CT 06405

Bard Financial Services, Inc, Profit Sharing Plan 388 East Main Street Branford, CT 06405	Kenneth Spitzbard 388 East Main Street Branford, CT 06405

Steven Shwartz 5 Emerald Lane Woodbridge, CT 06525	Charles Gamble 69 Richard Sweet Drive Woodbridge, CT 06525

Jay Steinberg & Melanie Steinberg (as Joint Tenants with rights of survivorship) 275 Laurel Lane Laurel Hollow, NY 11791	Andrew Esposito 319 Bartlett Drive Madison, CT 06443

Victor Nesi 1545 Fairfield Beach Road Fairfield, CT 06824	Paul Schmidt 230 Catherine Drive Rocky Hill, CT 06067

Gary R. Martino 70 Penny Lane Woodbridge, CT 06525	Scott Douglas Porter 36 Silent Grove North Westport, CT 06880

Rae Ko Fairfield 251 Fern Ridge Ladenberg, PA 19350	David Eldredge 45 Indian Trail Woodbridge, CT 06525

Jon M. Gassett 635 South Road Lisle, Illinois 60532	Aaron Konecky 706 Old Indian Mill Rd. Tabernacle, NJ 08088

Axiom Venture Partners III LP CityPlace II — 17th Floor 185 Asylum Street Hartford, CT 06103	David Berten 1638 N. Wolcott Avenue Chicago, IL 60622

Charles H. Cash 3457 Amherst Dallas, Texas 75225	Harvey B. Cash 13455 Noel Road, Suite 1670 Dallas, Texas 75240

HO2.1 Fund, L.P. HO2.1 Affiliates Fund, L.P. HO2.1 Annex Fund, L.P. Two Galleria Tower 13455 Noel Road, Suite 1670 Dallas, Texas 75240	CVF, LLC c/o Henry Crown & Company 222 N. LaSalle Street Chicago, IL 60601

G&H Partners, L.P. 155 Constitution Drive Menlo Park, California 94025	Dennis Gorman 3450 Ranchero Road Plano, Texas 75093

VentureLink Partners, LP 13455 Noel Road, Suite 1710 Dallas, Texas 75240	Jacques Management, LLC 14601 Waterview Circle Addison, Texas 75001

Investor Group, L.P. Canada Court, Upland Road St. Peter Port, Guernsey GY1 3BQ Channel Islands copy to: Noah Walley 630 Fifth Avenue New York, NY 10111	Investor Growth Capital Limited Canada Court, Upland Road St. Peter Port, Guernsey GYI 3BQ Channel Islands copy to: Noah Walley 630 Fifth Avenue New York, NY 10111

Kaufman Family LLC c/o Henry Kaufman & Co. 590 Madison Avenue, 5th Floor New York, New York 10021	Cynthia and Timothy Reidy 4011 Los Aribas Drive Lafayette, California 94549-2710

Paul F. Reidy 16005 Double Eagle Road Austin, Texas 78717	John P. Reidy 1190 Winwood Lake Forrest, Illinois 60045

Elizabeth T. Reidy 2110 Point Bluff Drive Austin, Texas 78746 James F. Rhodes 81 Pascal Lane Austin, Texas 78746

Sevin Rosen Fund VI L.P.

Sevin Rosen VI Affiliates Fund L.P.

Sevin Rosen Bayless Management Company

Sevin Rosen Fund VIII, L.P.

Sevin Rosen VIII Affiliates Fund, L.P.

c/o The Sevin Rosen Funds
13455 Noel Road, Suite 1670
Dallas, Texas 75240

James A. Star c/o Henry Crown & Company 222 N. LaSalle Street Chicago, Illinois 60601	Tarrant Venture Partners, L.P. 301 Commerce Street, Suite 3300 Fort Worth, Texas 76102

Teachers Insurance and Annuity Association of America 730 Third Ave. New York, NY 10017	Venture Lending & Leasing IV, LLC 2010 North First Street, Suite 310 San Jose, California 95131

Vertex Partners, L.P. c/o Henry Kaufman & Co. 590 Madison Avenue, 5th Floor New York, New York 10021

Internoded, Inc. 1440 Main Street Waltham, MA 02451 Attention: Julie Palen	International Business Machines Corporation One New Orchard Road Armonk, NY 10504

Exhibit A-1

Purchasers Who Have Granted A Voting Proxy

To

SEVIN ROSEN FUND VI L.P.

Barnett L. Gershen

4747 Bellaire, Suite 240

Bellaire, TX 44701

Brian R. Smith

9908 Pickfair Drive

Austin, TX 78750

Bruce E. Pendleton Revocable Trust Bruce E.

Pendleton, Trustee

Attn: Bruce E. Pendleton

6444 Indian Lane

Shawnee Mission, KS 66208

Nuevo Capital Partners, L.P.

Attn: Willard Hanzlik

2600 PM 620 North

Austin, TX 78734

RAM Funds Ltd.

Attn: Brooks H. McGee

10375 Richmond Ave., Suite 1700

Houston, TX 77042

Richard R. Arnoldy

418 Yorkshire Pl.

Webster Groves, MO 63119

Cedar Equities, LLC Attn: Joe Moore 820 Gessner, Suite 1000 Houston, TX 77024	Robert A. Shaheen 17040 Grand Bay Dr. Boca Raton, FL 33496

Robert E. Kresko Revocable Trust DTD
Covenant Foundation, Inc. Attn: Thomas W. Lyles, Jr. 8122 Datapoint Drive, Suite 1000 San Antonio, TX 78229	12.22.94 Attn: Robert E. Kresko 8235 Forsyth, Suite 1000 St. Louis, MO 63105

Spaulding Investment Limited Partnership
Daniel H. Bathon, Jr. 52 Waltham St. Lexington, MA 02421	Attn: Charles Spaulding III 5831 Oakwood Road Mission Hills, KS 66208

David Ford 162 Pine Ridge Road Waban, MA 02468	ST Investments Limited Partnership Attn: Steven O. Spaulding 35 Battery Park Drive Bridgeport, CT 06605

Stephen J. Shaper
David L. Hatton 12933 Brittmoore Park Houston, TX 77041	Middlemarch Capital Corporation 1800 W. Loop S., Suite 1440 Houston, TX 77027

David M. Weekley 1111 North Post Oak Rd. Houston, TX 77055	David Weekley Family Foundation Attn: David M. Weekley 1111 North Post Oak Rd. Houston, TX 77055

The John Mansour Family Limited Partnership
Attn: Johnny Mansour 111 Congress Avenue, Suite 3000 Austin, TX 78701	Thomas Bailey 1776 Park Ave., Suite 4 PMB 371 Park City, UT 84060

Mission City Management Inc. Attn: Thomas W. Lyles, Jr. 8122 Datapoint Drive, Suite 1000 San Antonio, TX 78229	Thomas W. Lyles Jr. Mission City Management, Inc. 8122 Datapoint Drive, Suite 1000 San Antonio, TX 78229

Gary W. and Lydia G. Junek 845 Sprucewood, Ste 200 Houston, TX 77024	William R. Camp 8830 Stable Crest Blvd. Houston, TX 77024

Z Start I, L.P.
Geoffrey B. Hoese 2605 Stratford Drive Austin, TX 78746	Attn: Paul Zito 111 Congress Avenue, Suite 3000 Austin, TX 78701

Henry James P.O. Box 1387 Edmonds, WA 98020	Hines Investment Holdings Limited Partnership Attn: Jeffrey C. Hines 2800 Post Oak Blvd., Suite 5000 Houston, TX 77056

Geejohn LLC Attn: Pam Johnson 54-B Bayou Pointe Dr. Houston, TX 77063	JDC Management, Inc. Attn: John D. Chaney 1800 W. Loop S., Suite 1400 Houston, TX 77027

Middlemarch Capital Partners Attn: Steve Shaper 1800 W. Loop S., Suite 1440 Houston, TX 77027	JMM PHLP, Ltd. Attn: James Mansour 111 Congress Avenue, Suite 3000 Austin, TX 78701

JAMA 1 Ltd.
Attn: J. A. Dieck P.O. Box 13045 Austin, TX 78711	James P. Wilson 33 Beacon Hill Sugar Land, TX 77479

Stephen Yurco
c/o YDB Ventures I 1400 Wathen Avenue Austin, TX 78703	Kenneth Rivera 4301 South Lafayette Street Cherry Hills Village, CO 80113

BF Private Capital, LP
Attn: Paul J. Bury, III 22 W. 6th Street, Suite 600 Austin, TX 78701	Willie Langston 717 Texas Avenue, Suite 3000 Houston, TX 77002